ADVISORSHARES TRUST

AdvisorShares International Gold ETF

NYSE Arca Ticker: GLDE

AdvisorShares Gold/British Pound ETF

NYSE Arca Ticker: GGBP

AdvisorShares Gold/Euro ETF

NYSE Arca Ticker: GEUR

AdvisorShares Gold/Yen ETF

NYSE Arca Ticker: GYEN

Supplement dated December 1, 2014

to the Summary Prospectuses, Prospectuses, and

Statement of Additional Information dated November 1, 2014

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectuses, and Statement of Additional Information for the AdvisorShares International Gold ETF, AdvisorShares Gold/British Pound ETF, AdvisorShares Gold/Euro ETF and AdvisorShares Gold/Yen ETF (collectively, the “Funds”) and should be read in conjunction with those documents.

Effective immediately, Dennis Rhee will replace Ade Odunsi as the portfolio manager of the Funds. All references to Mr. Odunsi in the Summary Prospectuses, Prospectuses, and Statement of Additional Information are hereby deleted. Specific revisions are set forth below.

Summary Prospectuses and Prospectuses

The following replaces the information about Mr. Odunsi in the table on page 5 of each Summary Prospectus and of the Prospectus for AdvisorShares International Gold ETF, and on pages 5, 10, and 15 of the Prospectus for AdvisorShares Gold/British Pound ETF, AdvisorShares Gold/Euro ETF, and AdvisorShares Gold/Yen ETF:

Name and Title	Length of Service with Sub-Advisor
Dennis Rhee, Managing Partner	since 2002

Prospectuses

The following replaces the paragraph about Mr. Odunsi on page 14 of the Prospectus for AdvisorShares International Gold ETF and page 23 of the Prospectus for AdvisorShares Gold/British Pound ETF, AdvisorShares Gold/Euro ETF, and AdvisorShares Gold/Yen ETF:

Dennis Rhee, Managing Partner and Portfolio Manager

Dennis Rhee is Co-Founder and a Managing Partner of Treesdale Partners, LLC, where he sits on the executive investment committee of the multi-manager and direct investment funds. He has over twenty years of Wall Street experience in roles ranging from management, fixed income sales and trading, derivatives structuring, portfolio and risk management, and the design of bond trading systems. After graduate school, Mr. Rhee joined Goldman, Sachs & Co. in New York as a fixed income derivatives specialist.  At Goldman, Mr. Rhee structured and sold complex derivative products to major U.S. buy side institutions, including hedge funds.  Mr. Rhee also served as Head of Goldman’s Korea Fixed Income business.  After leaving Goldman, Mr. Rhee and an ex-Goldman colleague created Asia’s first hedge fund that invested in Relative Value Fixed Income strategies.  Most recently, Mr. Rhee served as head of Mortgage Backed Securities trading at Pedestal, the electronic trading startup sponsored by Reuters and Deutsche Bank.  Prior to this, Mr. Rhee worked at Deutsche Bank in MBS-TBA trading and its electronic trading efforts. Mr. Rhee received his M.B.A. in Finance from the University of Chicago’s Graduate School of Business and a B.A. in Government from Cornell University’s College of Arts and Sciences.

Statement of Additional Information

The following replaces the information about Mr. Odunsi at the top of page 44:

Fund Shares Owned by Portfolio Manager.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Dennis Rhee	AdvisorShares International Gold ETF $10,001-$50,000

  * Information provided as of November 25, 2014.

Other Accounts Managed by Portfolio Manager. The portfolio manager currently is not primarily responsible for the day-to-day management of any other accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.